EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

OPERATING REVENUES:
Gas utility	$149.3	$144.0	$478.6	$436.8
Electric utility	143.3	141.8	277.4	273.8
Nonutility	351.7	344.9	546.8	544.5
Total operating revenues	644.3	630.7	1,302.8	1,255.1

OPERATING EXPENSES:
Cost of gas sold	41.6	37.2	186.8	150.1
Cost of fuel & purchased power	47.8	43.6	90.1	84.7
Cost of nonutility revenues	111.6	120.4	178.4	182.2
Other operating	284.6	273.3	513.1	497.6
Merger-related	15.3	—	15.3	—
Depreciation & amortization	72.4	68.3	143.8	136.1
Taxes other than income taxes	15.5	13.9	35.4	29.1
Total operating expenses	588.8	556.7	1,162.9	1,079.8

OPERATING INCOME	55.5	74.0	139.9	175.3

OTHER INCOME (EXPENSE):
Equity in (losses) of unconsolidated affiliates	(17.8)	(0.3)	(17.9)	(0.8)
Other income - net	10.0	7.1	18.9	15.1
Total other income (expense)	(7.8)	6.8	1.0	14.3

INTEREST EXPENSE	24.0	21.4	47.5	42.7

INCOME BEFORE INCOME TAXES	23.7	59.4	93.4	146.9

INCOME TAXES	1.5	21.8	7.7	54.0

NET INCOME	$22.2	$37.6	$85.7	$92.9

WEIGHTED AVERAGE AND DILUTED COMMON SHARES
OUTSTANDING	83.1	82.9	83.1	82.9

BASIC AND DILUTED EARNINGS PER SHARE OF COMMON STOCK	$0.27	$0.45	$1.03	$1.12

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

OPERATING REVENUES:
Gas utility	$149.3	$144.0	$478.6	$436.8
Electric utility	143.3	141.8	277.4	273.8
Other	0.1	0.1	0.1	0.1
Total operating revenues	292.7	285.9	756.1	710.7

OPERATING EXPENSES:
Cost of gas sold	41.6	37.2	186.8	150.1
Cost of fuel & purchased power	47.8	43.6	90.1	84.7
Other operating	87.4	83.2	182.2	168.8
Depreciation & amortization	61.9	57.9	122.9	115.3
Taxes other than income taxes	14.8	13.1	33.9	27.5
Total operating expenses	253.5	235.0	615.9	546.4

OPERATING INCOME	39.2	50.9	140.2	164.3

OTHER INCOME - NET	9.7	6.6	18.5	13.7

INTEREST EXPENSE	20.1	17.6	40.0	35.2

INCOME BEFORE INCOME TAXES	28.8	39.9	118.7	142.8

INCOME TAXES	3.3	14.4	18.9	51.4

NET INCOME	$25.5	$25.5	$99.8	$91.4

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	June 30,	December 31,
	2018	2017

ASSETS
Current Assets
Cash & cash equivalents	$9.8	$16.6
Accounts receivable - less reserves of $5.8 &
$5.1, respectively	232.0	262.9
Accrued unbilled revenues	148.1	207.1
Inventories	103.7	126.6
Recoverable fuel & natural gas costs	9.7	19.2
Prepayments & other current assets	43.1	47.0
Total current assets	546.4	679.4

Utility Plant
Original cost	7,260.3	7,015.4
Less: accumulated depreciation & amortization	2,816.3	2,738.7
Net utility plant	4,444.0	4,276.7

Investments in unconsolidated affiliates	1.8	19.7
Other utility & corporate investments	45.1	43.7
Other nonutility investments	9.6	9.6
Nonutility plant - net	479.4	464.1
Goodwill	293.5	293.5
Regulatory assets	441.3	416.8
Other assets	35.0	35.8
TOTAL ASSETS	$6,296.1	$6,239.3

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$225.0	$366.2
Accrued liabilities	231.3	222.3
Short-term borrowings	247.9	249.5
Current maturities of long-term debt	60.0	100.0
Total current liabilities	764.2	938.0

Long-term Debt - Net of Current Maturities	1,928.7	1,738.7

Deferred Credits & Other Liabilities
Deferred income taxes	501.1	491.3
Regulatory liabilities	943.1	937.2
Deferred credits & other liabilities	297.2	284.8
Total deferred credits & other liabilities	1,741.4	1,713.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
83.1 & 83.0, respectively	739.5	736.9
Retained earnings	1,123.6	1,113.7
Accumulated other comprehensive (loss)	(1.3)	(1.3)
Total common shareholders' equity	1,861.8	1,849.3
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$6,296.1	$6,239.3

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Six Months Ended
	June 30,
	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$85.7	$92.9
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	143.8	136.1
Deferred income taxes & investment tax credits	(3.6)	53.4
Provision for uncollectible accounts	4.4	3.1
Expense portion of pension & postretirement benefit cost	2.2	3.4
Other non-cash items - net	18.3	5.5
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	85.5	53.9
Inventories	22.9	11.3
Recoverable/refundable fuel & natural gas costs	9.5	(2.2)
Prepayments & other current assets	4.1	(3.8)
Accounts payable	(149.9)	(69.9)
Accrued liabilities	9.9	(6.4)
Employer contributions to pension & postretirement plans	(5.6)	(2.2)
Changes in noncurrent assets	(7.3)	(13.5)
Changes in noncurrent liabilities	(1.5)	(9.8)
Net cash from operating activities	218.4	251.8

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	(0.6)	—
Dividend reinvestment plan & other common stock issuances	1.7	3.1
Requirements for dividends on common stock	(74.8)	(69.6)
Net change in short-term borrowings	148.4	51.8
Net cash from financing activities	74.7	(14.7)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets and other collections	5.4	1.3
Requirements for:
Capital expenditures, excluding AFUDC equity	(305.3)	(293.5)
Other costs	—	(3.4)
Changes in restricted cash	—	0.9
Net cash from investing activities	(299.9)	(294.7)

Net change in cash & cash equivalents	(6.8)	(57.6)
Cash & cash equivalents at beginning of period	16.6	68.6
Cash & cash equivalents at end of period	$9.8	$11.0

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

EARNINGS:
Utility Group
Gas Utility Services	$5.3	$7.0	$61.3	$54.9
Electric Utility Services	17.8	15.9	31.8	29.6
Other Operations	2.4	2.6	6.7	6.9
Total Utility Group	25.5	25.5	99.8	91.4

Nonutility Group
Infrastructure Services	19.7	11.4	3.9	2.1
Energy Services	2.2	1.1	7.7	—
Other Businesses, excluding Equity Investment Impairment Charge - ProLiance	(0.2)	(0.3)	(0.5)	(0.4)
Nonutility Group, excluding reconciling items	21.7	12.2	11.1	1.7

Corporate and Other, excluding Merger-Related Costs	(0.5)	(0.1)	(0.7)	(0.2)

Vectren Consolidated, excluding reconciling items	$46.7	$37.6	$110.2	$92.9

Reconciling Items:

Other Businesses - Equity Investment Impairment Charge - ProLiance	(13.1)	—	(13.1)	—

Corporate and Other - Merger-Related Costs	(11.4)	—	(11.4)	—

Vectren Consolidated	$22.2	$37.6	$85.7	$92.9

EARNINGS PER SHARE:
Utility Group	$0.31	$0.31	$1.20	$1.10
Nonutility Group, excluding reconciling items	0.26	0.15	0.13	0.02
Corporate and Other, excluding reconciling items	(0.01)	—	(0.01)	—

EPS, excluding reconciling items	$0.56	$0.45	$1.33	$1.12

Reconciling Items:

Other Businesses - Equity Investment Impairment Charge - ProLiance	(0.16)	—	(0.16)	—

Corporate and Other - Merger-Related Costs	(0.14)	—	(0.14)	—

Reported EPS	$0.27	$0.45	$1.03	$1.12

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

GAS UTILITY (Millions):
Residential Margin	$64.7	$65.9	$168.6	$171.8
Commercial Margin	15.2	15.4	48.8	48.8
Industrial Margin	15.8	16.1	37.9	37.2
Other Margin	2.3	2.2	5.4	5.0
Regulatory Expense Recovery Mechanisms	9.7	7.2	31.1	23.9
Total Gas Utility Margin	107.7	106.8	291.8	286.7
Cost of Gas Sold	41.6	37.2	186.8	150.1
Total Gas Utility Revenue	$149.3	$144.0	$478.6	$436.8

GAS SOLD & TRANSPORTED (MMDth):
Residential	10.5	7.0	48.7	36.8
Commercial	5.0	3.5	22.0	16.5
Industrial	36.4	26.9	78.7	61.8
	51.9	37.4	149.4	115.1

AVERAGE GAS CUSTOMERS
Residential	943,420	934,827	946,645	938,080
Commercial	86,049	85,445	86,391	85,834
Industrial	1,754	1,744	1,753	1,741
	1,031,223	1,022,016	1,034,789	1,025,655

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)			102%	89%
Heating Degree Days (Indiana)			100%	81%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

ELECTRIC UTILITY (Millions):
Residential Margin	$36.6	$36.2	$71.2	$69.5
Commercial Margin	24.7	26.8	47.8	51.1
Industrial Margin	22.9	23.8	44.6	46.8
Other Margin	0.6	0.9	1.6	1.9
Regulatory Expense Recovery Mechanisms	3.5	2.5	8.1	4.8
Wholesale and Transmission	7.2	8.0	14.0	15.0
Total Electric Utility Margin	95.5	98.2	187.3	189.1
Cost of Fuel & Purchased Power	47.8	43.6	90.1	84.7
Total Electric Utility Revenue	$143.3	$141.8	$277.4	$273.8

ELECTRICITY SOLD (GWh):
Residential	356.0	321.1	724.9	637.3
Commercial	324.0	324.2	613.7	609.0
Industrial	559.6	521.4	1,055.0	1,012.9
Other Sales - Street Lighting	3.3	4.9	10.9	10.9
Total Retail	1,242.9	1,171.6	2,404.5	2,270.1
Wholesale	215.8	160.4	346.7	239.2
	1,458.7	1,332.0	2,751.2	2,509.3

AVERAGE ELECTRIC CUSTOMERS
Residential	127,193	126,302	127,215	126,274
Commercial	18,652	18,637	18,656	18,618
Industrial	115	113	115	113
Other	40	40	40	40
	146,000	145,092	146,026	145,045

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	119%	108%	119%	108%
Heating Degree Days (Indiana)			100%	81%